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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

     CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 7, 2001
(Date of earliest event reported)

BIG DOG HOLDINGS, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22963 (Commission file number)	52-1868665 (IRS employer identification no.)

121 Gray Avenue, Santa Barbara, California (Address of principal executive offices)		93101 (Zip Code)

(805) 963-8727 (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

    On September 7, 2001, Big Dog Holdings, Inc. entered into an agreement to acquire substantially all of the assets and certain of the liabilities of Crazy Shirts, Inc. The attached press release contains further information.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be executed on its behalf by the undersigned thereunto duly authorized.

Dated: September 11, 2001	BIG DOG HOLDINGS, INC. A Delaware Corporation
	By:	/s/ ANDREW D. FESHBACH Andrew D. Feshbach President and Chief Executive Officer

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EXHIBIT INDEX

EXHIBIT 99.1
Press Release

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FORM 8–K
ITEM 5. OTHER EVENTS
SIGNATURE
EXHIBIT INDEX